                                                                      Exhibit 24


                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Cathleen P. Black
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Kenneth I. Chenault
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Juergen Dormann
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Louis V. Gerstner, Jr.
                                        ----------------------------------------
                                        Louis V. Gerstner, Jr.
                                        Chairman of the Board
                                        and Chief Executive Officer

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Nannerl O. Keohane
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Charles F. Knight
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Minoru Makihara
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Lucio A. Noto
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Samuel J. Palmisano
                                        ----------------------------------------
                                        Samuel J. Palmisano
                                        President and
                                        Chief Operating Officer

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ John B. Slaughter
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Sidney Taurel
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ John M. Thompson
                                        ----------------------------------------
                                        John M. Thompson
                                        Vice Chairman of the Board

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Alex Trotman
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Lodewijk C. van Wachem
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Charles M. Vest
                                        ----------------------------------------
                                        Director

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ John R. Joyce
                                        ----------------------------------------
                                        John R. Joyce
                                        Senior Vice President and
                                        Chief Financial Officer

                       POWER OF ATTORNEY OF IBM DIRECTOR
                       ---------------------------------


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2001 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Edward M. Lineen, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has excuted this Power of Attorney this 26 day of February 2002.

                                        /s/ Mark Loughridge
                                        ----------------------------------------
                                        Mark Loughridge
                                        Vice President and Controller